Exhibit 99.1

NEWS RELEASE

Contacts: Main Street Capital Corporation Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com Brent D. Smith, CFO, bsmith@mainstcapital.com 713-350-6000

Dennard Lascar Investor Relations Ken Dennard / ken@dennardlascar.com Zach Vaughan / zvaughan@dennardlascar.com 713-529-6600

Main Street Announces Preliminary Estimate of

Second Quarter 2020 Results

HOUSTON – July 20, 2020 – Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) is pleased to announce its preliminary operating results for the second quarter of 2020.  Main Street’s preliminary estimate of second quarter 2020 net investment income (“NII”) is $0.47 to $0.48 per share. Main Street’s preliminary estimate of second quarter 2020 distributable net investment income (“DNII”), which is NII before non-cash, share-based compensation expense, is $0.51 to $0.52 per share.(1)

Main Street’s preliminary estimate of net asset value (“NAV”) per share as of June 30, 2020 is $20.80 to $20.90, representing an increase of approximately $0.07 to $0.17 per share, or 0.3% to 0.8%, from the reported NAV per share of $20.73 as of March 31, 2020.  The preliminary estimate of non-accrual debt investments as a percentage of Main Street’s total investment portfolio as of June 30, 2020 is 1.9% on a fair value basis and 6.3% on a cost basis.

As of June 30, 2020, Main Street had total liquidity of approximately $530 million through a combination of cash, undrawn capacity under its revolving credit facility and remaining capacity under its Small Business Investment Company (“SBIC”) debentures. Main Street’s total debt to equity leverage ratio is estimated to be 0.83x while its net debt (total debt less cash and cash equivalents) to equity leverage ratio is estimated to be 0.78x, unchanged from March 31, 2020. Main Street’s regulatory based net debt (which subtracts its SBIC debentures and cash and cash equivalents from its total debt) to equity leverage ratio is estimated to be 0.55x, also unchanged from March 31, 2020.(2)

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

FORWARD-LOOKING STATEMENTS AND OTHER MATTERS

Main Street cautions that statements in this press release which are forward-looking and provide other than historical information, including but not limited to the preliminary estimates of second quarter 2020 results, NAV, available liquidity and leverage, are based on current conditions and information available to Main Street as of the date hereof and include statements regarding Main Street’s goals, beliefs, strategies and future operating results and cash flows.  Although its management believes that the expectations reflected in those forward-looking statements are reasonable, Main Street can give no assurance that those expectations will prove to be correct.  Those forward-looking statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: Main Street’s continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which Main Street’s portfolio companies operate; the potential impacts of the COVID-19 pandemic on the business and operations, liquidity and access to capital of Main Street and its portfolio companies, and on the U.S. and global economies, including public health requirements in response to the pandemic; changes in laws and regulations or business, political and/or regulatory conditions that may adversely impact Main Street’s operations or the operations of its portfolio companies; the operating and financial performance of Main Street’s portfolio companies and their access to capital; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in Main Street’s filings with the Securities and Exchange Commission (www.sec.gov).  Main Street undertakes no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations.

The preliminary estimates of second quarter 2020 results, NAV, available liquidity and leverage furnished above are based on Main Street management’s preliminary determinations and current expectations, and such information is inherently uncertain.  The preliminary estimates are subject to completion of Main Street’s customary quarter-end closing and review procedures and third-party review, including the determination of the fair value of Main Street’s portfolio investments by the Main Street Board of Directors, and have not yet been approved by the Main Street Board of Directors.  As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during Main Street’s quarter-end closing and review procedures and third party review, and Main Street’s reported information in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 may differ from this information, and any such differences may be material.  In addition, the information furnished above does not include all of the information regarding Main Street’s financial condition and results of operations for the quarter ended June 30, 2020 that may be important to readers.  As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of Main Street’s full second quarter 2020 results when such results are disclosed by Main Street in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.  The information furnished in this press release is based on current Main Street management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

Before you invest in any of Main Street’s securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s) in order to fully understand all of the implications and risks of an offering of Main Street’s securities. You should also read other documents Main Street has filed with the Securities and Exchange Commission for more complete information about Main Street and its securities offerings. You may get these documents for free by visiting the Securities and Exchange Commission website at www.sec.gov. Alternatively, Main Street will arrange to send you any applicable prospectus and prospectus supplement if you request such materials by calling Main Street at (713) 350-6000. These materials are also made available, free of charge, on Main Street’s website at www.mainstcapital.com. Information contained on Main Street’s website is not incorporated by reference into this communication.

(1)     Distributable net investment income is calculated as net investment income as determined in accordance with U.S. Generally Accepted Accounting Principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income per share is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street’s financial performance. In order to reconcile estimated distributable net investment income per share to estimated net investment income per share in accordance with U.S. GAAP, $0.04 per share of estimated share-based compensation expense is added back to calculate estimated distributable net investment income per share.

(2) The estimated net debt to equity leverage ratio is calculated as the total debt to equity leverage ratio as determined in accordance with U.S. GAAP, except that total debt is reduced by cash and cash equivalents. The estimated regulatory based net debt to equity leverage ratio is calculated in the same manner as the net debt to equity leverage ratio, except that outstanding SBIC debentures are excluded from the net debt pursuant to an exemptive order Main Street received from the Securities and Exchange Commission. Main Street believes presenting the net debt to equity leverage ratio is useful and appropriate supplemental disclosure for analyzing its financial position and leverage. Main Street believes presenting the regulatory based net debt to equity leverage ratio is useful and appropriate supplemental disclosure because Main Street, a business development company, is permitted to exclude such borrowings from its regulatory asset coverage ratio calculation pursuant to an exemptive order received from the Securities and Exchange Commission. However, the estimated net debt to equity leverage ratio and the estimated regulatory based net debt to equity leverage ratio are non-U.S. GAAP measures and should not be considered as replacements for the total debt to equity leverage ratio and other financial measures presented in accordance with U.S. GAAP. Instead, the net debt to equity leverage ratio and the regulatory based net debt to equity leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street’s financial position. In order to reconcile the estimated net debt to equity leverage ratio to the estimated total debt to equity leverage ratio in accordance with U.S. GAAP, $70 million of estimated cash and cash equivalents are subtracted from total debt to calculate the net debt to equity leverage ratio. In order to reconcile the estimated regulatory based net debt to equity leverage ratio to the estimated total debt to equity leverage ratio, $70 million of estimated cash and cash equivalents and $315 million of estimated SBIC debentures outstanding are subtracted from total debt to calculate the regulatory based net debt to equity leverage ratio.